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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                  July 12, 2002


                                XEROX CORPORATION

             (Exact name of registrant as specified in its charter)



   New York                           1-4471                    16-0468020
(State or other              (Commission File Number)          (IRS Employer
jurisdiction of                                             Identification No.)
incorporation)


                               800 Long Ridge Road
                                 P. O. Box 1600
                        Stamford, Connecticut 06904-1600
               (Address of principal executive offices)(Zip Code)


               Registrant's telephone number, including area code:
                                 (203) 968-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)






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Item 5. Other Events.

On April 11, 2002, Registrant reached a settlement with the Securities and Exchange Commission (SEC) relating to matters that had been under investigation by the SEC since June 2000. In connection with the settlement, Registrant agreed to restate its consolidated financial statements as of and for the years ended December 31, 1997 through 2000 and to undertake a review of its material internal controls and accounting policies. Registrant also restated its consolidated financial statements for the first three quarters of 2001. The restated consolidated financial statements were filed with the SEC in Registrant's Annual Report on Form 10-K for the Year Ended December 31, 2001 ("2001 Form 10-K Report") and Registrant's Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2002 ("March 2002 Form 10-Q Report").

The restated consolidated financial statements reflect adjustments which are corrections of errors made in the application of U.S. generally accepted accounting principles (GAAP) and include (i) adjustments related to the application of the provisions of Statement of Financial Accounting Standards No. 13 "Accounting for Leases" and (ii) adjustments that arose as a result of other errors in the application of GAAP. All dollar and per share amounts have been revised, as appropriate for the effects of such restatement.

This Current Report on Form 8-K provides the complete unaudited consolidated statements of operations and other selected financial data for each of the quarters in the year ended December 31, 2001 which is supplemental to the financial data contained in Registrant's 2001 Form 10-K Report and Registrant's March 2002 Form 10-Q Report. This Current Report on Form 8-K also supplements and corrects Registrant's Current Report on Form 8-K dated July 11, 2002, in which the 2001 quarterly data shown on the line entitled "Other expenses, net" has been adjusted to the amounts shown below.

                             FOUR QUARTERS IN REVIEW

     Consolidated Statements of Operations and Other Selected Financial Data
                                   (Unaudited)
                       In millions, except per-share data



                                                                                         2001

                                                              First        Second            Third          Fourth            Full
                                                            Quarter        Quarter          Quarter         Quarter           Year
                                                            -------        -------          -------         -------           ----
                                                            Restated       Restated         Restated
Consolidated Statements of Operations:
Sales                                                       $ 1,858         $ 1,858         $ 1,708         $ 2,012         $ 7,443
Service, outsourcing and rentals                              2,134           2,139           2,071           2,092           8,436
Finance income                                                  292             286             273             278           1,129
                                                            -------         -------         -------         -------         -------
     Total Revenues                                           4,291           4,283           4,052           4,382          17,008

Cost of sales (1)                                             1,377           1,301           1,239           1,253           5,170
Cost of service, outsourcing and rentals                      1,292           1,183           1,183           1,222           4,880
Equipment financing interest (2)                                130             125             107              95             457
Research and development expenses                               251             257             257             232             997
Selling, administrative and general expenses (3)              1,149           1,220           1,175           1,184           4,728
Restructuring and asset impairment charges                      129             295              63             228             715
Gain on sale of half of interest in Fuji Xerox                 (769)           --              --                (4)           (773)
Gain on affiliate's sale of stock                              --              --              --                (4)             (4)
Other expense, net                                               86             174             126              87             473
                                                            -------         -------         -------         -------         -------
     Total Costs and Expenses (1)                             3,645           4,555           4,150           4,293          16,643

Income (Loss) before income taxes (benefits),
     equity income, minorities' interests,
     extraordinary gain and cumulative
     effect of change in accounting principle                   646            (272)            (98)             89             365
Income taxes (benefits)                                         430            (132)            (74)            261             485
                                                            -------         -------         -------         -------         -------



Income (Loss) before equity income,
    minorities' interests, extraordinary gain
    and cumulative effect of change in
    accounting principle                                        216            (140)            (24)           (172)           (120)
Equity in net income of unconsolidated affiliates                 3              31            --                19              53
Minorities' interest in earnings of subsidiaries                 (7)            (10)             (9)            (16)            (42)
                                                            -------         -------         -------         -------         -------

Income (Loss) before extraordinary gain and
    cumulative effect of
    change in accounting principle                              212            (119)            (33)           (169)           (109)
Extraordinary gain on extinguishment of debt, net of taxes       17              18               1               4              40
Cumulative effect of change in accounting principle              (2)           --              --              --                (2)
                                                            -------         -------         -------         -------         -------


Net Income (Loss)                                           $   227         $  (101)        $   (32)        $  (165)        $   (71)
                                                            =======         =======         =======         =======         =======

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
                                                                                         2001

                                                              First        Second            Third          Fourth            Full
                                                            Quarter        Quarter          Quarter         Quarter           Year
                                                            -------        -------          -------         -------           ----
                                                            Restated       Restated         Restated
Other Selected Financial Data:
 Details of other expenses, net:
            Non-financing interest expense (2)              $   155         $   141         $    48         $   102         $   446
      Currency (gains) losses, net                              (64)             13              59             (37)            (29)
      Amortization of goodwill and intangibles                   23              22              21              28              94
            Asset sale losses, net                                2               4               2               2              10
            Interest income                                     (24)            (23)            (24)            (30)           (101)
            All other, net                                       (6)             17              20              22              53
                                                            -------         -------         -------         -------         -------
                 Total other expenses, net                  $    86         $   174         $   126         $    87         $   473
                                                            =======         =======         =======         =======         =======




Common Shares Outstanding (in millions):
Average common shares outstanding during the
    period for basic (loss) earnings per share                  680             701             718             722             704
Average common shares outstanding during the
    period for diluted (loss) earnings per share                782             701             718             722             704

Earnings (Loss) per Share:
Basic earnings (loss) per share                             $  0.32         $ (0.14)        $ (0.05)        $ (0.23)        $ (0.12)
Diluted earnings (loss) per share                           $  0.29         $ (0.14)        $ (0.05)        $ (0.23)        $ (0.12)

Other data:
Restructuring and asset impairment
   charges (after taxes)                                    $    81         $   222         $    47         $   157         $   507
Gain on sale of half of interest in Fuji
   Xerox (after taxes)                                         (300)           --              --                (4)           (304)
Currency (gains) losses, net (after taxes)                      (44)             10              38             (25)            (21)
Accrued dividends on ESOP preferred stock(4)                    (12)           --              --              --               (12)

     (1) The first through fourth quarters include inventory charges of $0, $24, $5 and $13, respectively associated with restructuring actions. These are in addition to all other inventory charges occurring in the applicable period.

     (2) Third quarter 2001 interest expense includes a net gain of $46 from the mark-to-market valuation of interest rate swaps required to be recorded as a result of applying Statement of Financial Accounting Standard No. 133 "Derivatives and Hedging" (SFAS No. 133) accounting rules. Similarly, fourth quarter 2001 interest expense reflects a net loss of $17 from the mark-to-market valuation of interest rate swaps in accordance with SFAS No. 133 accounting rules. The overall decline in interest expense beginning in the third quarter 2001 primarily reflects lower interest rates as compared to prior periods.

     (3) The first through fourth quarters include bad debt expense of $84, $93, $151 and $110, respectively.

     (4)  Accrued dividends on ESOP preferred stock are deducted from net income
          (loss) in determining net income (loss) available to common shareholders which is used in the earnings per share calculation.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                XEROX CORPORATION

                                            /s/ GARY R. KABURECK
                                            --------------------

                                            By: GARY R. KABURECK
                                                   Assistant Controller and
                                                   Chief Accounting Officer

Date: July 12, 2002